QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

        LETTER OF TRANSMITTAL

TYCO ELECTRONICS GROUP S.A.

Offer to Exchange

New $800,000,000 6.000% Senior Notes due 2012
New $750,000,000 6.550% Senior Notes due 2017
New $500,000,000 7.125% Senior Notes due 2037

for

$800,000,000 6.000% Senior Notes due 2012
$750,000,000 6.550% Senior Notes due 2017
$500,000,000 7.125% Senior Notes due 2037

Fully and Unconditionally Guaranteed by
TYCO ELECTRONICS LTD.
Pursuant to the Prospectus, dated                        , 2008

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2008, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        Each holder of Notes wishing to participate in the Exchange Offer, except holders of Notes executing their tenders through the Automated Tender Offer Program ("ATOP") procedures of The Depository Trust Company ("DTC") or according to the electronic procedures of Euroclear and Clearstream, should complete, sign and submit this Letter of Transmittal to the exchange agent, Deutsche Bank Trust Company Americas, before the Expiration Date.

The Exchange Agent for the Exchange Offer is:
Deutsche Bank Trust Company Americas

By mail:
DB Services Tennessee, Inc.
Reorganization Unit
P.O. Box 30505
Nashville, TN 37230

By facsimile transmission
(for eligible institutions only)
Fax: (615) 835-3701

By Overnight Mail or Courier:
DB Services Tennessee, Inc.
Trust and Securities Services
Reorganization Unit
648 Grassmere Park Road
Nashville, TN 37211

SPU-Reorg.Operations@db.com

Information: (800) 735-7777

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

        The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated                        , 2008 (the "Prospectus"), of Tyco Electronics Group S.A., a Luxembourg corporation (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to (i) exchange an aggregate principal amount of up to $800,000,000 of the Issuer's 6.000% Senior Notes due 2012, fully and unconditionally guaranteed by Tyco Electronics Ltd., which have been registered under the Securities Act of 1933, as amended (the "New 2012 Notes"), for a like principal amount, in the aggregate, of the Issuer's issued and outstanding 6.000% Senior Notes due 2012, fully and unconditionally guaranteed by Tyco Electronics Ltd. (the "Outstanding 2012 Notes") from the registered holders thereof, (ii) exchange an aggregate principal amount of up to $750,000,000 of the Issuer's 6.550% Senior Notes due 2017, fully and unconditionally guaranteed by Tyco Electronics Ltd., which have been registered under the Securities Act of 1933, as amended (the "New 2017 Notes"), for a like principal amount, in the aggregate, of the Issuer's issued and outstanding 6.550% Senior Notes due 2017, fully and unconditionally guaranteed by Tyco Electronics Ltd. (the "Outstanding 2017 Notes") from the registered holders thereof and (iii) exchange an aggregate principal amount of up to $500,000,000 of the Issuer's 7.125% Senior Notes due 2037, fully and unconditionally guaranteed by Tyco Electronics Ltd., which have been registered under the Securities Act of 1933, as amended (the "New 2037 Notes" and, together with the New 2012 Notes and New 2017 Notes, the "New Notes"), for a like principal amount, in the aggregate, of the Issuer's issued and outstanding 7.125% Senior Notes due 2037, fully and unconditionally guaranteed by Tyco Electronics Ltd. (the "Outstanding 2037 Notes" and, together with the Outstanding 2012 Notes and Outstanding 2017 Notes, the "Outstanding Notes") from the registered holders thereof.

        For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive a New Note having a principal amount, interest rate and maturity equal to that of the surrendered Outstanding Note. The New Notes will bear interest from the most recent date to which interest has been paid. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid on the Outstanding Notes, from the date of original issue of the Outstanding Notes. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

        The New Notes are identical in all material respects to the Outstanding Notes, except that (a) the New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act") and will be freely tradable, except by persons who are affiliated with the Issuer; (b) the New Notes are not entitled to the registration rights that are applicable to the Outstanding Notes; and (c) the Issuer's obligation to pay liquidated damages on the Outstanding Notes, as described in the exchange and registration rights agreement discussed in the Prospectus, does not apply to the New Notes.

        Each broker dealer that receives New Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker dealer in connection with resales of New Notes received in exchange for Outstanding Notes where the Outstanding Notes were acquired as a result of market making activities or other trading activities.

        The Issuer will not receive any proceeds from any sale of the New Notes by broker dealers. New Notes received by broker dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over the counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker dealer or the purchasers of any of the New Notes. Any broker dealer that resells the New Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of the New Notes may be deemed to be an "underwriter"

within the meaning of the Securities Act and any profit on any such resale of the New Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.

        For a period of 180 days after the consummation of the Exchange Offer, the Issuer will promptly send additional copies of the Prospectus and any amendment or supplement to the Prospectus to any broker dealer that requests such documents.

        This Letter of Transmittal is to be completed by a holder of Outstanding Notes if a tender is to be made by book-entry transfer to the account maintained by Deutsche Bank Trust Company Americas, as Exchange Agent for the Exchange Offer (the "Exchange Agent"), at the Book-Entry Transfer Facility pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—Book-Entry Transfers" and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        Unless you intend to tender your Outstanding Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal.

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

        If tendering Outstanding 2012 Notes:

DESCRIPTION OF OUTSTANDING 2012 NOTES

	1	2	3	4

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Outstanding 2012 Note(s)	Principal Amount Tendered**	Name of DTC Participant and Participant's Account Number in Which Outstanding Notes are Held***

Total

*	Need not be completed if Outstanding 2012 Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding 2012 Notes represented by the Outstanding 2012 Notes indicated in column 2. See Instruction 2. Outstanding 2012 Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
***	Complete if book-entry with DTC is to be used.

        If tendering Outstanding 2017 Notes:

DESCRIPTION OF OUTSTANDING 2017 NOTES

	1	2	3	4

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Outstanding 2017 Note(s)	Principal Amount Tendered**	Name of DTC Participant and Participant's Account Number in Which Outstanding Notes are Held***

Total

*	Need not be completed if Outstanding 2017 Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding 2017 Notes represented by the Outstanding 2017 Notes indicated in column 2. See Instruction 2. Outstanding 2017 Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
***	Complete if book-entry with DTC is to be used.

        If tendering Outstanding 2037 Notes:

DESCRIPTION OF OUTSTANDING 2037 NOTES

	1	2	3	4

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Outstanding 2037 Note(s)	Principal Amount Tendered**	Name of DTC Participant and Participant's Account Number in Which Outstanding Notes are Held***

Total

*	Need not be completed if Outstanding 2037 Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding 2037 Notes represented by the Outstanding 2037 Notes indicated in column 2. See Instruction 2. Outstanding 2037 Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
***	Complete if book-entry with DTC is to be used.

        Holders of Outstanding Notes who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

        Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company (the "Book-Entry Transfer Facility").

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Issuer or who has an arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution

Account Number	Transaction Code Number

    By crediting the Outstanding Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:
Account Number	Transaction Code Number
Name of Tendering Institution

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes, and to acquire New Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

        The undersigned and any beneficial owner of the Outstanding Notes tendered hereby further represent and warrant that (i) the New Notes acquired by the undersigned and any such beneficial owner of Outstanding Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business, (ii) neither the undersigned nor any such beneficial owner has an arrangement or understanding with any person to participate in the distribution of the Outstanding Notes or New Notes within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), (iii) if the undersigned or any such beneficial owner is not a broker-dealer, that neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such New Notes, (iv) neither the undersigned nor any such other person is an "affiliate", as defined in Rule 405 promulgated Securities Act, of the Issuer or if the undersigned is an "affiliate," such person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (v) if the undersigned or any such beneficial owner is a broker-dealer, that it will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities and that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuer or who tenders in the Exchange Offer for the purpose of participating in a distribution of the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the New Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer—Consequences of Exchanging Outstanding Notes." The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

        For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Issuer has given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer—Exchange Offer Procedures" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal Rights."

        For the book-entry delivery of Outstanding Notes, please credit the account(s) indicated above in the boxes entitled "Description of Outstanding 2012 Notes," "Description of Outstanding 2017 Notes," and ""Description of Outstanding 2037 Notes" maintained at the Book-Entry Transfer Facility.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

            To be completed ONLY if book-entry transfer of New Notes are to be credited to an account other than as indicated above.

(Complete Substitute Form W-9)

  Credit New Notes and unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, if applicable)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
  (Complete Accompanying Substitute Form W-9)

    Dated                                     , 2008

X	, 2008
X	, 2008
Signature(s) of Owner	Date
Area Code and Telephone Number

              This Letter of Transmittal must be signed by the registered holder(s) exactly in whose name Outstanding Notes are registered on the books of the Book-Entry Transfer Facility or one of its participants, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

Name(s):
(Please Print)
Capacity:

Address:
(Including Zip Code)

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by Eligible Institution:
Name(s):	(Please Print)
Capacity (full title):
Address:
(Including Zip Code)
Name of Firm:
Area Code and Telephone No.:
Tax Identification or Social Security No.:
Dated: , 2008

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF
THE EXCHANGE OFFER FOR
New $800,000,000 6.000% Senior Notes due 2012
New $750,000,000 6.550% Senior Notes due 2017
New $500,000,000 7.125% Senior Notes due 2037
for
$800,000,000 6.000% Senior Notes due 2012
$750,000,000 6.550% Senior Notes due 2017
$500,000,000 7.125% Senior Notes due 2037
Fully and Unconditionally Guaranteed by
TYCO ELECTRONICS LTD.
Pursuant to the Prospectus, dated                                    , 2008

1.
Delivery of This Letter of Transmittal and Outstanding Notes; Guaranteed Delivery Procedures.

        This Letter of Transmittal is to be completed by tendering holders of Outstanding Notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer—Book-Entry Transfers" and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. A Book-Entry Confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

        Holders who tender their Outstanding Notes through DTC's ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

        Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Outstanding Notes in accordance with DTC's ATOP procedures for such transfer before the Expiration Date.

        Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to the Issuer or DTC.

        Holders who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution (as defined below), (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the tendering holder of Outstanding

Notes, the registered numbers of the Outstanding Notes, and the principal amount of Outstanding Notes tendered; stating that the tender is being made thereby and guaranteeing that within three (3) New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent and (iii) a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three (3) NYSE trading days after the date of execution of the Notice of Guaranteed Delivery. An "Eligible Institution" is a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

        The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letters of Transmittal or Outstanding Notes should be sent directly to the Issuer.

        See "The Exchange Offer" in the Prospectus.

2.
Delivery of the New Notes.

        New Notes to be issued according to the terms of the Exchange Offer, if completed, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the description of Outstanding Notes tables above. Failure to do so will render a tender of the Outstanding Notes defective.

3.
Signatures on This Letter of Transmittal; Note Powers and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the Book-Entry Transfer Facility's security position listing as the holder of such Outstanding Notes without alteration, enlargement or any change whatsoever.

        If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

        When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate written instrument or instruments of transfer or exchange are required. If, however, the Outstanding Notes are registered in the name of a person other than a signer of the Letter of Transmittal, written instrument or instruments of transfer or exchange must accompany the Letter of Transmittal, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered national securities exchange with the signature thereon guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Outstanding Notes, the Letter of Transmittal must be accompanied by appropriate powers of attorney signed exactly as the name or names of the registered holder or holders that appear on the Outstanding Notes.

        If this Letter of Transmittal or any other required documents or powers of attorneys are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with the Letter of Transmittal.

        Signatures on powers of attorneys required by this Instruction 3 must be guaranteed by an Eligible Institution.

        Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4.
Special Issuance Instructions.

        Holders may indicate a Book-entry Transfer Facility account number for New Notes to be credited that is different from that indicated as the account originally holding the Outstanding Notes. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon.

5.
Taxpayer Identification Number.

        Federal income tax law generally requires that a tendering holder who is a U.S. person (including a U.S. resident alien) whose Outstanding Notes are accepted for exchange must provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual is his or her Social Security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 28% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering holder of Outstanding Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Outstanding Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder generally must give the Exchange Agent a completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a substitute Form W-9). If the Outstanding Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. Checking this box also requires that the holder complete the Certificate of Awaiting Taxpayer Identification Number attached to the Substitute Form W-9. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, reportable payments that are received by such holder generally will be subject to backup withholding unless the holder has furnished the Exchange Agent with its TIN by the time such payment is made. However, such amounts will be refunded to such holder if a TIN is provided to the Exchange Agent within 60 days.

        The information requested above should be directed to the Exchange Agent at the following address:

The Exchange Agent for the Exchange Offer is:
Deutsche Bank Trust Company Americas
By mail:
DB Services Tennessee, Inc.
Reorganization Unit
P.O. Box 30505
Nashville, TN 37230

By facsimile transmission
(for eligible institutions only)
Fax: (615) 835-3701

By Overnight Mail or Courier:
DB Services Tennessee, Inc.
Trust and Securities Services
Reorganization Unit
648 Grassmere Park Road
Nashville, TN 37211

SPU-Reorg.Operations@db.com

Information: (800) 735-7777

6.
Transfer Taxes.

        Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than on the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

7.
Waiver of Conditions.

        The Issuer reserves the absolute right to waive, in whole or in part, any defects or irregularities or conditions of the Exchange Offer as to any particular Outstanding Note either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer).

8.
No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

        Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes.

9.
Withdrawal Rights.

        Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person having tendered the Outstanding Notes to be withdrawn (the "Depositor") and (ii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes). If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Book-Entry Transfers", any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Outstanding Notes that have been tendered for exchange but which are not exchanged for any reason will be credited to an account maintained with the Book-Entry Transfer Facility for the Outstanding Notes, pursuant to the book-entry transfer procedures set forth in the Prospectus under "The Exchange Offer-Book-Entry Transfers," as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

10.
Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the address and telephone number set forth above.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 5)

PAYER'S NAME:

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Part 2—Certification—Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person.

Payer's Request for Taxpayer Identification Number ("TIN")
	Certification Instructions—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2.	Part 3 Awaiting TIN ☐

Signature:
Name:	Date:
Address:	(Please Print)

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

You must complete the following certificate if you checked the box in Part 3 of Substitute Form W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Exchange Agent, 28% of all reportable payments made to me thereafter will be withheld until I provide a TIN.

Signature:	Date:	, 2008

        PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR NEW $800,000,000 6.000% SENIOR NOTES DUE 2012, NEW $750,000,000 6.550% SENIOR NOTES DUE 2017 AND NEW $500,000,000 7.125% SENIOR NOTES DUE 2037 FOR $800,000,000 6.000% SENIOR NOTES DUE 2012, $750,000,000 6.550% SENIOR NOTES DUE 2017 AND $500,000,000 7.125% SENIOR NOTES DUE 2037.

QuickLinks

  Exhibit 99.1
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5)